Exhibit 99.1

Intelligent Protection Management Corp. A Managed Technology Solutions Provider Focused on Cybersecurity and Cloud Infrastructure Investor Presentation March 2026 NASDAQ: IPM

Forward - Looking Statements 2 This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements . Such statements may be identified by words such as “aim,” “anticipates,” “believes,” “building,” “continue,” “could,” “drive,” “estimates,” “expects,” “extent,” “focus,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plan,” “position,” “probable,” “progressing,” “projects,” “prudent,” “seeks,” “should,” “steady,” “target,” “view,” “will” or “would” or the negative of these words and phrases or similar words or phrases . Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward - looking statements . Forward - looking statements in this presentation may include, but are not limited to, the Company's ability to serve enterprises while protecting against evolving cyber threats ; the Company’s expectations of future plans, priorities and focus ; the Company’s potential growth opportunities, including its ability to acquire and integrate other businesses ; the Company’s plans, objectives, strategies, expectations, and intentions ; and other statements that are not statements of historical fact . The following factors, among others, could cause actual results to differ materially from those set forth in the forward - looking statements : the possibility of security vulnerabilities, cyber - attacks and network disruptions, including breaches of data security and privacy leaks, data loss, and business interruptions; the Company's ability to operate its secure private cloud through its data center licenses; the intense competition in the industry in which the Company operates and its ability to effectively compete with existing competitors and new market entrants; the Company's ability to consummate favorable acquisitions and effectively integrate any companies or businesses that the Company acquires; the impact of adverse economic and market conditions, including those related to fluctuations in inflation and geopolitical conflicts; the Company's reliance on a limited number of customers for its revenues and income; the Company's ability to attract new customers, retain existing customers and sell additional services to customers; the Company's ability to protect its intellectual property rights; and other events outside of the Company's control . More detailed information about the Company and the risk factors that may affect the realization of forward - looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10 - K . Investors and security holders are urged to read these documents free of charge on the SEC’s website at www . sec . gov . All forward - looking statements speak only as of the date on which they are made . The Company undertakes no obligation to update any forward - looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws .

IPM - Intelligent Protection Management Corp. (Nasdaq: IPM) A managed technology solutions provider focused on cybersecurity and cloud infrastructure. Provides a comprehensive range of IT - related services, including managed IT security services, secure private cloud hosting, managed backup and disaster recovery, professional services, procurement services, web hosting, and other related services including consulting and implementing technology solutions for large enterprise and commercial clients across the United States as well as small - and - medium sized businesses. Intelligent Cloud Security – Uncompromising Protection Managed IT Security Services Secure Private Cloud Hosting Managed Backup & Disaster Recovery Web Hosting Professional Services Procurement Services 3

Q4 and Full Year 2025 Revenue by Service IPM Revenue by Service 4 Managed Information Technology* Procurement Professional Services Subscription $3.9M $0.4M $1.5M $0.3M Managed Information Technology* Procurement Professional Services Subscription $14.8M $5.4M Full Year 2025 - $23.6 million Deferred Revenue - $3.9 million $1.1M $2.3M Q4 2025 - $6.1 million *Managed Information Technology includes Managed IT Security Services – Secure Private Cloud Hosting – Managed Backup and Disaster Recovery – Web Hosting

The IPM Value Proposition Comprehensive end - to - end security, technology, & cloud management for your business. • U.S. - based management and staff • U.S. - based Datacenters (leased) • CIS Certified CISO, Security, and Service Operations staff • 24/7 Monitoring, Management, and Support on - premises, hybrid, private & public cloud • Professionals on the ground in any city in the U.S. within 2 hours Deep experience and certifications in highly regulated industries: • Banking, finance, legal, healthcare, manufacturing, energy and retail • Substantial customer references and case studies prove results VIP White glove experience with dedicated Account Management • High touch, No voice response messaging systems. Live personnel 24/7 direct line to a dedicated Technical Account Manager. Predictable, profitable business model with historical 50 – 55% gross margins • IPM business model delivers managed IT & security services at a significantly lower price point than competitors • Leveraging IPM’s economies reduce cloud expense by up to 50% while simultaneously improving reliability and security of critical business systems Tailored IT Solutions – Decades of Experience 5

IPM – Newtek Technology Solutions (NTS) Transaction IPM Corporate Transformation • IPM Acquired Newtek Technology Solutions from NewtekOne (NEWT) in Jan. 2025 for $4.0 million in cash and 4.0 million shares of non - voting convertible preferred stock • Acquired a stable operating vehicle, with over 50 employees and more than 17,000 customers • Significant growth opportunities via NEWT referral agreement and customer cross selling • Divested non - core legacy businesses for approximately $1.4 million and up to $5 million in earn - outs • Full Year 2025 Revenue $23.6 million • Net Loss declined by 42% and Adjusted EBITDA (1) was positive for Q4 2025 • Q1 2025 was first operational quarter for IPM as a managed IT solutions provider • Growth expected to accelerate in 2026 and beyond 6 (1) Adjusted EBITDA is a non - GAAP financial measure. Please see the discussion under the heading “Use of Non - GAAP Financial Measures” and the “GAAP to Non - GAAP Reconciliation” slides in this presentation for additional information.

What Makes IPM Different 7 Proven reliability in the cloud with secure private and dedicated private options • Secure private cloud hosted and managed by IPM in U.S. - based Tier III datacenters leased by IPM • Dedicated private cloud for both servers and AI offers unmatched pricing, reliability, and security. Consulting approach ensures business outcomes that reduce expenses. • Data readiness consulting combined with dedicated private cloud for both servers and AI offers unmatched pricing, reliability, and security. • Approaches technology as a business accelerator by integrating automation, efficiency, and expense reduction into every solution 5 Top Attributes of IPM Security first organization with significant expertise in critical industries • IPM delivers business outcomes • Reliability and security integrated at every step Long - tenured staff and an exceptionally high client retention rate • Average tenure of 10 to 20 years • Customer experience and customer service solution integrated Large white label service provider trusted by some of the top vendors and manufacturers • Trusted by global technology companies in highly regulated industries • Significant virtual bench with long standing partnerships

Industry Experience and Certifications in Highly Regulated Industries 8 • Technology service provider to FDIC regulated banks • Payment Card Industry PCI DSS compliant with decades of experience managing and hosting merchant processors • HIPAA BAA partner to many healthcare providers • Consultant to banking, lending, finance, merchant processing, legal, healthcare, energy, manufacturing, and large retail clients. • CIS Certified • SOC 2 Type 1 Certified The IPM Moat

IPM Serves Enterprise, Medium and Small Sized Businesses Key Strategic Partners • From national enterprises to a local chocolate strawberry business • Same platform and service quality delivered across all segments 9

Scalable Infrastructure 10 • Data center leases through 2032 provide some of the best - in - class options for both server and AI hosting and management • Significant infrastructure, storage, and compute available for consumption • Highly redundant and scalable architecture built from the ground up with a foundation of reliability and security at scale • Dedicated, private, hybrid, and public cloud options available with a seamless management experience • Large technology infrastructure footprint on the east and west coast • No bandwidth consumption fees Technology Partner for Growth

New Customer Acquisition Go to Market Strategy NewtekOne Referral Partnership Referrals & Channel Partners IPM business has historically grown through referrals and channel partners NewtekOne will introduce banking clients to IPM for “best in class” cybersecurity protection programs Referral Incentive Program IPM launched a formal referral incentive program in 2025 Strategic Vertical Marketing Initiating strategic vertical marketing based on case studies from brand - name clients 11

Scalable Growth Through Strategic Roll - Ups M&A Strategy Fragmented Market Ripe for Consolidation IPM Approach: Train - then - Integrate Vision & Track Record • There are thousands of small managed service providers (MSPs) • IPM is well positioned to “roll - up” these types of providers and seamlessly integrate into its current operations • Retain staff and customers • Focus on cultural preservation • Operation continuity ensures smooth onboarding • Scale to hundreds or thousands of MSPs • Proven track record of successful M&A: Newtek Technology Solutions (NTS) 12

Balance Sheet Highlights 13 As of December 31, 2025 $ in Millions $8.4 Cash & Cash Equivalents (includes $1.0 of restricted cash) $18.2 Equity ZERO Total Long - Term Debt 0.43x Debt/Equity Ratio $1.1 Cash Provided by Continuing Operations for 2025 $4.2 Working Capital 4.0 Series A Preferred Stock Outstanding 9.2 Common Stock Shares Outstanding 13.2 Fully Diluted Shares

Use of Non - GAAP Financial Measures 14 The Company has provided in this presentation Adjusted EBITDA, a non - GAAP financial measure, to supplement the consolidated financial statements, which are prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) . Adjusted EBITDA is defined as net income (loss) adjusted to exclude interest (income) expense, net, other (income) expense, net, income tax (benefit) expense, depreciation and amortization expense, stock - based compensation expense, net loss from discontinued operations, impairment loss in connection with the Divestiture and litigation expenses relating to the Cisco ManyCam Litigation (as defined below) . Prior to the fiscal quarter ended September 30 , 2025 , the Company did not exclude litigation expenses related to the Cisco ManyCam Litigation in calculating Adjusted EBTIDA as they were not material . However, after reevaluation, the Company has determined that presenting Adjusted EBITDA without excluding such costs provides less valuable information about the Company’s core operations . As a result, beginning with the fiscal quarter ended September 30 , 2025 , litigation expenses related to the Cisco ManyCam Litigation are now excluded from the calculation of Adjusted EBITDA . Management uses Adjusted EBITDA internally in analyzing the Company’s financial results to assess operational performance and to determine the Company’s future capital requirements . The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP . The Company believes that both management and investors benefit from referring to Adjusted EBITDA in assessing its performance and when planning, forecasting and analyzing future periods . The Company believes Adjusted EBITDA is useful to investors and others to understand and evaluate the Company’s operating results and it allows for a more meaningful comparison between the Company’s performance and that of competitors . Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider this performance measure in isolation from or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are that Adjusted EBITDA does not reflect, among other things : cash capital expenditures for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures ; interest income, net ; other expense, net ; the potentially dilutive impact of stock - based compensation ; the provision for income taxes ; litigation expenses incurred in connection with our patent defense against Cisco Systems, Inc . and Cisco Technology, Inc . (the “Cisco ManyCam Litigation”) ; and net loss from discontinued operations . Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure . Because of these limitations, you should consider Adjusted EBITDA along with other financial performance measures, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP .

GAAP to Non - GAAP Reconciliation * Adjusted EBITDA is a non - GAAP financial measure. Please see the discussion under the heading “Use of Non - GAAP Financial Measures” in 15 this presentation for additional information. Three Months Ended December 31, (unaudited) 2025 2024 Year Ended December 31, 2025 2024 Reconciliation of net loss to Adjusted EBITDA: $ (4,268,675) (1,956,536) (1,422,089) $ $ (631,968) $ Net loss (4,157,534) - - (4,068,412) - - Net loss from discontinued operations (569,016) (340,831) (115,284) (67,655) Interest income, net 24,357 - - 15,586, - - Income tax expense, discontinued operations (137,589) (2,326,799) (40,742) (88,905) Income tax benefit (146,269) (95,013) - (31,263) Other income, net - - 717,780 - 210,599 Litigation expenses relating to the Cisco ManyCam Litigation 821,696 2,541,512 204,946 559,277 Depreciation and amortization expense 3,849,766 - - 3,849,766 - - Impairment loss in connection with Divestiture 151,412 343,850 27,282 54,545 Stock - based compensation expense Adjusted EBITDA $ 4,630 $ (1,548,947) $(1,116,037 $ (4,431,852)

Financial Highlights 16 • Strong Balance Sheet with no long - term debt and $8.4 million of cash and cash equivalents (including restricted cash) at 12/31/2025 • High insider ownership including CEO/family of 26% and NEWT at approximately 30% (on an as - converted and fully diluted basis) • Awarded a $65.7 million jury verdict against Cisco Systems, Inc. for patent infringement (pending appeal) • Revenue for the year ended 12/31/25 of $23.6 million • Net Loss improved by 89% in Q4 compared to prior year period • Adjusted EBITDA (1) positive for Q4 2025 • Generated $1.1 million in net cash from operations for the year ended 12/31/2025 • Access to debt capital via NEWT provided $1.0 million credit facility (1) Adjusted EBITDA is a non - GAAP financial measure. Please see the discussion under the heading “Use of Non - GAAP Financial Measures” and “GAAP to Non - GAAP Reconciliation” in this presentation for additional information.

IPM Differentiators vs. Competitors 17 • Combines reliability, security, and cost - efficiency under one roof – “white glove” high touch service • Critical certifications in highly regulated industries: Banking, finance, legal, healthcare and accounting • Predictable margin model, scalable infrastructure, and a strong culture • Awarded a $65.7 million for patent infringement (pending appeal) • Repositioned for strategic growth in attractive end markets • Seasoned management team with significant industry experience Strong Performance ● Strong Balance Sheet with $8.4 million of cash and No LT debt ● Stock trading less than 1x Sales ● We believe we are positioned for significant growth in the coming years

Management Team Mr. Katz has an extensive technology background as the Founder of A.V.M. Software, Inc. (d/b/a Paltalk) and served as its Chief Executive Officer and as a member of its Board of Directors from 1998 through the completion of PeerStream’s merger with AVM. Mr. Katz oversaw the strategic direction of AVM and its subsidiaries and also managed its system infrastructure. Mr. Katz is an authority on instant messaging as well as web - based voice and video. Earlier in his career Mr. Katz Co - founded MJ Capital, a money management firm and practiced law at Fulbright & Jaworsky. Mr. Katz earned a J.D. from NYU Law and B.A. from University of Pennsylvania Jared Mills President Seasoned technology and business leader with over 20 years of experience in Managed IT Services and Global Scale Multi - Site Private Cloud Datacenter Operations. Mr. Mills also served as Chief Technology Officer of Newtek and Newtek Bank from December 2022 to January 2025, where he led the development and execution of technology strategy and oversaw software development, data management, cybersecurity and infrastructure. Ms. Jenny has over 25 years of senior financial expertise. During her career, Ms. Jenny has created overall corporate strategy and managed financial and accounting operations, including SEC and Sarbanes - Oxley compliance efforts. From 2014 to 2019, Ms. Jenny was Chief Financial Officer of Walker Innovation, a publicly traded intellectual property company. Previously, she was the Chief Financial Officer of Bluefly, Inc., an online retailer of designer apparel and accessories at a value. She began her career at Arthur Andersen LLP and is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Adam Zalko Chief Operating Officer Mr. Zalko oversees compliance, efficiency, growth, operations and strategic business leadership, and has significant experience in optimizing operations and driving growth initiatives. Mr. Zalko received a B.S. in Software Engineering from the Florida Institute of Technology. Jason Katz Chairman and CEO Kara Jenny Chief Financial Officer 18

Thank You .com 30 Jericho Executive Plaza Suite 400E Jericho, NY 11753 Investor Relations: Lytham Partners IPM@lythampartners.com P: 602 - 889 - 9700

20 APPENDIX Patent Portfolio: Monetization and Defense August 29, 2024 – Awarded $65.7 million jury verdict against Cisco Systems, Inc. for infringing U.S. Patent No. 6,683,858. October 8, 2024 – Trial judge entered final judgement for $65.7 million , which is being appealed by Cisco. August 27, 2025 – Court granted Cisco motion for a new trial with respect to damages. The exact amount of the award proceeds to be received by IPM will be determined based on a number of factors and will reflect the deduction of significant litigation - related expenses, including legal fees. Strong Portfolio ● 20 - year plus history of technology innovation includes 8 patents ● IPM commercializes intellectual property through license agreements ● IPM continues to vigorously defend all Intellectual Property